UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2006
Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-114210	20-0640002
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 Seventh Avenue, New York, New York		10106
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 8, 2006, Town Sports International Holdings, Inc. issued a press release announcing the appointment of Paul N. Arnold as Chairman of the Board of Directors. A copy of this press release is being furnished as Exhibit 99.1 to this report.
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release dated May 8, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)
Date: May 8, 2006	By:	/s/ RICHARD PYLE
Richard Pyle
Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release dated May 8, 2006.